UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 16, 2007
Harris Interactive Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538028

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Corporate Woods, Rochester , New York		14623

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:	585-272-8400
Not Applicable
Former Name or Former Address, if Changed Since Last Report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
(a) Effective on August 16, 2007, Harris Interactive Inc. (the “Company”), and its wholly-owned indirect subsidiary, 2144798 Ontario Inc. (“Canco”), a corporation incorporated under the laws of the Province of Ontario, Canada, and all of the stockholders of Decima Research Inc., a corporation amalgamated under the laws of Province of Ontario, Canada (“Decima”) (such stockholders, collectively, the “Decima Sellers”) entered into a Share Purchase Agreement dated August 16, 2007 (the “Decima Purchase Agreement,” attached as Exhibit 2.1.1 and incorporated herein by reference) pursuant to which Canco purchased 100% of the outstanding shares (the “Decima Shares”) of Decima.
The Decima Purchase Agreement provided for an aggregate up-front purchase price for the Decima Shares of CAD$22,400,000 (approximately US$21,300,000, based on the August 15, 2007 Canadian to U.S. Dollar conversion rate), less the amount of Decima interest bearing debt at the time of closing (“Closing Debt”), and subject to increase or decrease to the extent the working capital of Decima at closing (“Closing Working Capital”) exceeded or fell below a target of CAD$2,700,000. Decima interest bearing debt will be repaid promptly following closing. The up-front purchase price was payable in cash, and based upon estimated Closing Debt and Closing Working Capital, resulted in a net adjusted cash up-front payment at closing of CAD$19,100,000. The up-front purchase price is subject to further adjustment as the amounts of Closing Debt and Closing Working Capital are finally determined post-closing. As provided in the Decima Purchase Agreement, CAD$2,000,000 was withheld from the up-front purchase price payment and placed in escrow to secure the Decima Sellers’ representations, warranties, and covenants. 50% of the escrowed amount, less Canco claims, will be released to the Decima Sellers on each of August 16, 2008 and November 16, 2008.
In addition to the up-front purchase price, the Decima Purchase Agreement provided for contingent consideration in the form of (i) a short term earn-out payment of CAD$2,000,000 if Decima EBITDA, subject to certain pre-closing and closing-related credits (the “Credits”), exceeds CAD$7,540,000 for the period between closing and February 16, 2009, and (ii) long term earn-out payments (“Decima Long Term Earn-Out”), uncapped, and targeted at an aggregate of CAD$15,000,000 based upon achievement of Decima historical growth and profitability levels. The Decima Long Term Earn-Out is measured and paid based on performance during the periods ending on each of June 30, 2008, 2009, 2010, 2011, and 2012. The Decima Purchase Agreement provided protections intended to preserve the opportunity for the Decima Sellers to achieve the Decima Long Term Earn-Out targets.
Under the terms of the Decima Purchase Agreement, the Company agreed to grant, on the closing date, stock options and restricted stock to specified Decima employees with an aggregate value of CAD$1,000,000. CAD$600,000 was in the form of 10-year options to purchase the Company’s stock (with the number of shares underlying the options determined based upon the Black-Scholes value of the Company’s stock as of the close of market August 16, 2007), vesting 25% on the first anniversary of closing with the remainder vesting thereafter in equal monthly amounts through the fourth anniversary of closing. CAD$400,000 was in the form of shares of restricted stock of the Company (with the number of shares based upon the value of the Company’s stock as of the close of market August 16, 2007), vesting 25% on each of the four anniversaries of closing. The equity grants were made under the Company’s Long Term Incentive Plan, with the exception of grants of options and restricted stock with an aggregate value of CAD$400,000 made to Bruce Anderson, Decima’s President, which were made outside of the Plan.
In connection with the Decima Purchase Agreement: (i) Canco and certain of the Decima Sellers entered into a five-year Non-Competition Agreement dated and effective on August 16, 2007 (attached hereto as Exhibit 2.1.2 and incorporated herein by reference), (ii) Decima entered into an Employment Agreement with Bruce Anderson which provides for annual salary of CAD$315,000, retention and performance incentives aggregating CAD$600,000 over three years, and one-year severance for termination without cause coupled with a one-year non-competition agreement (attached hereto as Exhibit 2.1.3 and incorporated herein by reference), and (iii) the Company granted an aggregate of CAD$1,000,000 value of stock options and restricted stock to employees of Decima, of which CAD$600,000 were granted under the Company’s Long Term Incentive Plan and CAD$400,000 were granted outside of such Plan to Decima’s Chief Executive Officer, Bruce Anderson, as an inducement to continued employment, as further described below.
Effective August 16, 2007 the Company granted to Mr. Anderson (i) non-qualified options to purchase the Company’s stock with a Black-Scholes value on the grant date of CAD$260,000 and an exercise price equal to the fair market value of the Company’s stock as of the close of trading on August 16, 2007 pursuant to a Non-Qualified Option Agreement (the form of which is attached hereto as Exhibit 2.1.4 and incorporated herein by reference), and (ii) shares of restricted stock of the Company with a value at the close of market on the grant date of CAD$140,000 pursuant to a Restricted Stock Agreement (the form of which is attached hereto as Exhibit 2.1.5 and incorporated herein by reference). 25% of the options will vest on August 16, 2008, and the remaining balance vest at a rate of 1/36th per month over the 36 months thereafter. The options will expire on August 16, 2017 or, if earlier, upon the occurrence of certain events described in the Option Agreement. If Mr. Anderson’s employment is terminated, 100% of the restricted shares will be forfeited if termination is before August 15, 2008, 75% of the restricted shares will be forfeited if termination is between August 16, 2008 and August 15, 2009, and 50% of the restricted shares will be forfeited if termination is between August 16, 2009 and August 15, 2010, and 25% of the restricted shares will be forfeited if termination is between August 16, 2010 and August 15, 2011. All unvested options will immediately vest and all restricted stock forfeitures will lapse upon the occurrence of a change in control.

(b) Effective on August 16, 2007, the Company’s wholly-owned subsidiary, Harris Interactive International Inc. (“HII”), Harris Interactive Asia Limited, a company incorporated under the laws of Hong Kong and a wholly-owned subsidiary of HII (“Harris Asia”), and all the stockholders of (i) Marketshare Limited, a company incorporated under the laws of Hong Kong (“Marketshare”), and (ii) Marketshare Pte Ltd, a company incorporated under the laws of Singapore (“Marketshare Pte”) (such stockholders, collectively, the “Marketshare Sellers”), entered into an Agreement Relating to the Sale and Purchase of the Entire Issued Share Capitals of Marketshare Limited and Marketshare Pte Ltd dated August 16, 2007 (the “Marketshare Purchase Agreement,” attached hereto as Exhibit 2.1.6 and incorporated herein by reference), pursuant to which Harris Asia purchased 100% of the issued share capital (the “Marketshare Shares”) of Marketshare and Marketshare Pte.
The Marketshare Purchase Agreement provided for an aggregate purchase price for the Marketshare Shares of US$2,800,000, of which US$2,380,000 was paid to the Marketshare Sellers in cash at closing, and the remaining US$420,000 was held back in escrow to secure the Marketshare Sellers’ representations, warranties, and covenants. The escrowed amount, less Harris Asia claims, will be released to the Marketshare Sellers on August 16, 2008.
In addition to the up-front purchase price, the Marketshare Purchase Agreement provided for contingent consideration in the form of long term earn-out payments (“MarketshareLong Term Earn-Out”). Marketshare Long Term Earn-Out payments will be due if Marketshare and Marketshare Pte achieve growth and profitability expectations with respect to periods ending June 30 of each of 2008, 2009, 2010, 2011, and 2012. Such payments are targeted to be aggregate of US$1,800,000 but are contingent and uncapped.
Under the terms of the Marketshare Purchase Agreement the parties agreed to keep confidential certain information exchanged in connection with the transaction, and, for a period of five years after the closing, the Marketshare Sellers agreed not to compete with Marektshare or Marketshare Pte, or solicit any of their existing employees, customers, suppliers or certain other parties to terminate their relationships with Marketshare or Marketshare Pte.
(c) There is no material relationship between the Company or its affiliates and any of the parties to the Decima Agreement, other than in respect of the purchase agreements and agreements made in connection therewith. There is no material relationship between the Company or its affiliates and any of the parties to the Marketshare Purchase Agreements, other than (i) in respect of the purchase agreements and agreements made in connection therewith, and (ii) Marketshare and Marketshare Pte previously were licensees of the Company under its licensed affiliates program, and as such had limited rights to use Company trademarks and products and to participate in certain Company activities in their territory.
The foregoing descriptions of the Decima Purchase Agreement, Marketshare Purchase Agreement, Decima Non-Competition Agreement, Employment Agreements with Bruce Anderson, Bruce Anderson Non-Qualified Option Agreement, Bruce Anderson Restricted Stock Agreement, and Marketshare Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Agreements, which are filed as Exhibits 2.1.1, 2.1.2, 2.1.3, 2.1.4, 2.1.5, and 2.1.6, respectively, to this Report. The agreements have been included to provide investors and security holders with information regarding their terms. They are not intended to provide any other factual information about us or the other parties thereto. The agreements contain representations and warranties the parties thereto made to, and solely for the benefit of, the other parties thereto. Certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from those generally applicable to shareholders and investors, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise, and investors should not rely on the representations and warranties for any other purpose. In addition, the Decima Purchase Agreement and Marketshare Purchase Agreement are modified by the underlying disclosure schedules. Information concerning the subject matter of the representations and warranties may change after the date of the agreements, and such change may or may not be fully reflected in our public disclosures.
Item 3.02. Unregistered Sales of Equity Securities.
On August 16, 2007, (i) the Company granted non-qualified stock options with a Black-Scholes value on the grant date of CAD$260,000 to Bruce Anderson, Chief Executive Officer of Decima, as an inducement to his continued employment with Decima, and (ii) the Company issued shares of restricted stock to Mr. Anderson with a value on the grant date of CAD$140,000. The actual number of options and shares of restricted stock will be determined based upon the price of the Company’s stock at the close of market on August 16, 2007. The terms of the options and restricted stock are more particularly described in Item 1.01(a) of this Current Report on Form 8-K. The grants of restricted stock and shares underlying the options are exempt from registration under Section 4(2) of the Securities Act of 1933 and the rules and regulations promulgated thereunder as transactions by an issuer not involving any public offering or alternatively, registration of such shares was not required because their issuance did not involve a “sale” under Section 2(3) of the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 2.1.1*	Share Purchase Agreement dated August 16, 2007 by and among the Company, 2144798 Ontario Inc., and all the stockholders of Decima Research Inc.

Exhibit 2.1.2	Non-Competition Agreement dated August 16, 2007 by and among Decima Research Inc., 2144798 Ontario Inc., Bruce Anderson, Kevin Loiselle, Michel Lucas, Daniel Kirkland, and Ed Hum

Exhibit 2.1.3**	Employment Agreement dated August 16, 2007 between Decima Research Inc. and Bruce Anderson

Exhibit 2.1.4**	Bruce Anderson Non-Qualified Stock Option Agreement dated August 16, 2007

Exhibit 2.1.5**	Bruce Anderson Restricted Stock Agreement dated August 16, 2007

Exhibit 2.1.6*	Agreement Relating to the Sale and Purchase of the Entire Issued Share Capitals of Marketshare Limited and Marketshare Pte Ltd dated August 16, 2007 by and among Harris Asia, HII, and all the stockholders of Marketshare and Marketshare Pte

Exhibit 99.1	Press Release issued by the Company on August 16, 2007, announcing the acquisitions of Decima Research Inc., Marketshare Limited, and Marketshare Pte Ltd

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request. Contents of schedules are described in the list of schedules attached at the end of each filed agreement.

**	Denotes management contract or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harris Interactive Inc.

August 16, 2007	By:	Ronald E. Salluzzo

Name: Ronald E. Salluzzo
Title: Chief Financial Officer and Corporate Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

Exhibit 2.1.1*	Share Purchase Agreement dated August 16, 2007 by and among the Company, 2144798 Ontario Inc., and all the stockholders of Decima Research Inc.

Exhibit 2.1.2	Non-Competition Agreement dated August 16, 2007 by and among Decima Research Inc., 2144798 Ontario Inc., Bruce Anderson, Kevin Loiselle, Michel Lucas, Daniel Kirkland, and Ed Hum

Exhibit 2.1.3**	Employment Agreement dated August 16, 2007 between Decima Research Inc. and Bruce Anderson

Exhibit 2.1.4**	Bruce Anderson Non-Qualified Stock Option Agreement dated August 16, 2007

Exhibit 2.1.5**	Bruce Anderson Restricted Stock Agreement dated August 16, 2007

Exhibit 2.1.6 *	Agreement Relating to the Sale and Purchase of the Entire Issued Share Capitals of Marketshare Limited and Marketshare Pte Ltd dated August 16, 2007 by and among Harris Asia, HII, and all the stockholders of Marketshare and Marketshare Pte

Exhibit 99.1	Press Release issued by the Company on August 16, 2007, announcing the acquisitions of Decima Research Inc., Marketshare Limited, and Marketshare Pte Ltd

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request. Contents of schedules are described in the list of schedules attached at the end of each filed agreement.

**	Denotes management contract or arrangement.